Exhibit 99.1

25th Annual JPMorgan Healthcare Conference January 10, 2007

Forward Looking Statements Except for historical information, the matters contained in this slide presentation may constitute forward-looking statements that involve risks and uncertainties, including uncertainties related to product development and clinical trials, unforeseen safety issues resulting from the administration of antibody products in patients, uncertainties related to the need for regulatory and other government approvals, dependence on patents and proprietary technology, the need for additional capital, uncertainty of market acceptance of Medarex’s product candidates, the receipt of future payments, the continuation of business partnerships and other risks detailed from time to time in Medarex’s filings with the Securities and Exchange Commission (SEC).   All forward-looking statements included in this slide presentation are based on information available to us as of January 10, 2007. We do not assume any obligation to update any information contained in these materials. Our actual results may differ materially from the results discussed in the forward-looking statements.

Accomplishments in 2006

Advancing ipilimumab toward commercialization	
Initiation of Monotherapy Trial under SPA	✓
Initiation of Chemotherapy Combo Trial under SPA	✓
Ongoing Vaccine Combo Trial under SPA	✓
Fast Track designation	✓
Ipilimumab Monotherapy Trial – Enrollment Completion	✓
Clinical and preclinical data	
Ipilimumab data (multiple settings) at ASCO, EORTC, ASH 2006	✓
MDX-066 Phase I for *C. difficile* at DDW 2006	✓
Valortim™ at IDSA 2006	✓
Multiple Clinical Trial Initiations	✓
7 IND Filings	
2 proprietary (MDX-1388, MDX-1106)	✓
5 from partners (Amgen, ImClone Systems, NovImmune, Undisclosed)	✓
7 Corporate Partnerships	✓

MEDAREX

* Source: “2006 Industry Dynamics: Lessons to be Learned” report (Decision Resources, December 2006). Antibody Appeal “Many monoclonal antibodies are as good as gold – the technology is hot and will remain so in the foreseeable future” *

Antibody Appeal – Estimated Worldwide 2006 Sales Over $18 Billion Sources: Worldwide antibody sales estimate from “2006 Industry Dynamics: Lessons to be Learned” report (Decision Resources, December 2006). Antibody statistics from internal company research. >350 Antibody-based Therapeutics in Clinical Development ~16% are Fully Human Antibody-based Therapeutics ~10% are from Medarex UltiMAb® Technology ~60% of all Fully Human Antibody-based Therapeutics

The Business Model: Turning Antibodies into Cash Flow Maximizing the Technology Output Increasing Stream of New Products Creating Potential Market Opportunities Proprietary ProductsEquity Ownerships (17% Genmab A/S, 19% IDM Pharma, 60% Celldex) Cash and Carry Partnerships

Medarex Pipeline: Creating Potential Market Opportunities 22 Phase I Products 6 Phase II or Phase I/II Products 1 Co-Promote and Profit-Share Phase III Phase III Phase III Phase III 2 Cash & Carry Milestones / Royalties 2 Double-Digit Royalties* 2 Equity Interest * Double-digit royalties on Pfizer CP-675,206. Up to double-digit royalties ex-North America on Genmab HuMax-CD4, in addition to equity interest in Genmab.

Advancing Towards Commercialization: Phase III Products in Development

Product	Target	Partner or Licensee	Medarex Interest	Medarex Cost
Ipilimumab (MDX-010)	CTLA-4	BMS	45% U.S. Profit	35%
Ticilimumab (CP-675,206)	CTLA-4	Pfizer	Double Digit Royalties	0%
Golimumab (CNTO 148)	TNFα	J&J/Centocor	"Cash & Carry" Royalties	0%
CNTO 1275	IL12/IL23	J&J/Centocor	"Cash & Carry" Royalties	0%
Zanolimumab (HuMax-CD4)	CD4	Genmab/Serono	≤ Double Digit Royalties ex-N.Am.*	0%
Ofatumumab (HuMax-CD20)	CD20	Genmab	Equity Interest	0%
Zalutumumab (HuMax-EGFR)	EGFR	Genmab	Equity Interest	0%

* Plus ~17% equity ownership in Genmab

MEDAREX

Ipilimumab (MDX-010) in Melanoma: Broad Registrational Program Monotherapy (second line) – Fully Enrolled – DTIC Combination (first line) Vaccine Combination (second line) BLA submission opportunities beginning in 2007

Ipilimumab (MDX-010): Monotherapy Second-Line Registrational Study in Melanoma 150 patient single-arm study in metastatic melanoma Dosing: 10.0mg/kg every 3 weeks x4, then every 3 months thereafter Endpoints: best objective response rate (primary); progression and survival Initiated under SPA – March 2006 Enrollment completed – December 2006

FDA Cancer Monotherapy Approvals in 2nd/3rd Line Patients 106 6.3 months 25.5% RCC Sutent 145 9.2 months 13.8% Ovarian Doxil 111 4.2 months 10.8% CRC Erbitux* 428 n/a 18.7% Breast Faslodex 5.1 months 11.7 months n/a 17.8 months n/a n/a Response Duration 283 9.1% NSCLC Alimta 366 15.0% Breast Aromasin 129 15.5% Breast Abraxane Breast Astrocytoma Breast Indication 43 54 222 # Patients Treated 22% Temodar 25.6% Xeloda 14% Herceptin Overall Response Rate Drug Sources: Respective product labels. * Approved as monotherapy for patients intolerant to irinotecan

Ipilimumab (MDX-010): Monotherapy Second-Line Supportive Study in Melanoma 210 patients with metastatic melanoma Dosing: 0.3, 3.0 and 10.0mg/kg every 3 weeks x4, then every 3 months thereafter Endpoints: response rate, response duration, progression-free survival, survival Enrollment completion expected in 2007

Ipilimumab (MDX-010): Additional Studies in Melanoma Phase II randomized, double-blind, placebo-controlled with or without prophylactic oral budesonide 100 patients expected with metastatic melanoma Endpoints: rate of grade 2,3,4 diarrhea; assess at week 24 best objective response, disease control rate, progression-free survival and overall survival Randomized biomarker study in melanoma 80 patients expected with metastatic melanoma into 3.0 or 10.0 mg/kg groups Endpoints: safety and efficacy; biopsy and immune response

Ipilimumab (MDX-010): DTIC Combination First-Line Registrational Study in Melanoma 500 patients expected with metastatic melanoma Dosing: 10.0mg/kg every 3 weeks x4 with DTIC, then 10.0mg/kg ipilimumab every 3 months; or DTIC alone Endpoints: overall progression-free survival (primary); ongoing analysis for survival Initiated under SPA – June 2006

Ipilimumab (MDX-010): DTIC Combination Phase II Trial Overall Survival Data Censored data 100% 50% 25% 75% 0% MDX-010+DTIC (Median Survival14.8 months) Months after Randomization 0 6 12 18 24 MDX-010 + DTIC Sources: Abstract #7525, ASCO 2005. Historical DTIC data from FDA CDER Oncologic Drugs Advisory Committee May 3-4, 2004 Historical DTIC Historical DTIC (Median Survival 7.8 months)

Ipilimumab (MDX-010): ASCO 2006 Data Summary >50% decrease in PSA responses with combination (GVAX, GM-CSF, chemotherapy) treatments and monotherapy in hormone refractory prostate cancer GVAX Phase I Combo: 5 of 6 at therapeutic doses GM-CSF Phase I Combo: 2 of 3 at therapeutic dose ± Chemotherapy Phase II: 6 of 44 Prostate: Evidence of tolerable immune activation (12 months dosing) in adjuvant setting in resected Stage IIIc or Stage IV melanoma 24 of 25 patients were still alive with 18 months median follow-up* Melanoma Adjuvant: * Data updated at EORTC-AACR-NCI Meeting, November 2006.

Bone Scan Improvement in Patient with Partial Response from Prostate Phase I Trial Combination with GVAX Ipilimumab (MDX-010): ASCO 2006 Data in Prostate Center Source: Abstract #2500, ASCO 2006. 15Sept05 29Mar06

Patient with Partial Response from Prostate Phase I Trial Combination with GVAX Ipilimumab (MDX-010): ASCO 2006 Data in Prostate Cancer Source: Abstract #2500, ASCO 2006.

Ipilimumab (MDX-010): Multiple Commercial Opportunities Melanoma Monotherapy – 2nd line Melanoma Chemo Combo – 1st line Melanoma Vaccine Combo – 2nd line Melanoma (various) Renal Breast Pancreatic Prostate (various) Ovarian Lymphoma (various) Additional Pilot/Investigator Trials (colon, bladder, leukemia, NSCLC, others) BLA Filing Phase III/ Registrational Phase II Phase I 2007 Melanoma – Adjuvant Setting Prostate Lung Ongoing Studies Expected New Studies in 2007

Golimumab (CNTO 148) – “The future of anti-TNF therapy”* Next generation Remicade developed for $5 billion anti-TNF market “Best-in-class” product – monthly, subcutaneous or IV dosing BLA filing expected 2007/8 Near-Term Value from Milestones/Royalties: Centocor Phase III Programs CNTO 1275 – “Outstanding efficacy in psoriasis”** Anti-IL12/IL23 antibody developed for $1.5 billion psoriasis market Potential “First-in-Class” product – dosing convenience, subcutaneous BLA filing expected 2007 * Johnson & Johnson R&D Review Day Webcast (7/18/06), presentation by Joseph Scodari, Worldwide Chairman, Pharmaceuticals. Anti-TNF market sales for rheumatoid arthritis from company press releases. ** Johnson & Johnson R&D Review Day Webcast (5/26/05); presentation by Jay P. Siegel, President of Centocor Research and Development, Inc. Psoriasis market sales from Decision Resources Psoriasis report, September 2006.

Near-Term Value from Equity Ownership: Genmab Phase III Programs Zanolimumab (HuMax-CD4) in CTCL Phase III data expected 1H07 Ofatumumab (HuMax-CD20) in CLL and NHL Phase III data in CLL and NHL expected 2H07 Phase III initiation in RA expected 2007 Zalutumumab (HuMax-EGFR) in Head and Neck Phase III data (survival study) expected in 2008 Sources: Genmab Research, Development and Business Update webcast, dated 10/18/06, and company press releases.

Emerging epidemic in North America*: >300,000 in-patient cases per year of C. difficile acquired diarrhea (CDAD) Phase II combination initiation – September 2006 Randomized, blinded, placebo-controlled study in 200 patients Single dose of anti-Toxin A and anti-Toxin B antibodies in combination with standard of care (SOC) antibiotics vs. SOC Assess acute symptoms and recurrence of CDAD; duration and severity of symptoms, safety and tolerability 50:50 partnership with Massachusetts Biologic Laboratories (MBL) Phase II completion expected 2007 * Sources: McDonald et al. NEJM. 2005 Dec; 353:2433-2441; Warny et al. Lancet. 2005; 366:1079-1084. Mylonakis et al. Arch Int Med. 2001; 161:525-533. Strong & Diversified Pipeline: MDX-066 and MDX-1388 C. difficile HuMAbs

MDX-060 Phase II gemcitabine combination in ~60 patients with Hodgkin’s disease (HD) Data expected in 2H07/1H08 MDX-1401 second-generation antibody with enhanced effector function (ADCC) for Hodgkin’s disease Nonfucosylation with BioWa Potelligent™ technology MDX-1401 Phase I dose-escalation in up to 36 patients with Hodgkin’s disease IND filed – January 2007 Strong & Diversified Pipeline: Anti-CD30 HuMAb Program

MDX-060 MDX-1401 Isotype control MAb MDX-1401 Mediates Enhanced ADCC Activity Compared to First-Generation Antibody (MDX-060) Enhanced Efficacy & Potency Karpas 299 target cells

PD-1 (programmed death-1) is a T cell receptor involved in evasion of immune surveillance High expression indicative of T cell exhaustion in HIV infection Phase I underway in solid tumors – Phase II initiation expected 2H07 New potential opportunities in multiple settings Infectious disease (HIV, HCV) – IND filing expected 1H07 Synergistic activity with anti-CTLA-4 antibody 50:50 partnership with Ono Pharmaceuticals Strong & Diversified Pipeline: MDX-1106 anti-PD-1 HuMAb

Synergistic Activity with Anti-PD-1 and Anti-CTLA-4 Antibodies Control aCTLA-4 MAb aPD-1 MAb Combination aPD-1 + aCTLA-4 Dosing Combination of Sub-Efficacious Doses of anti-PD1 and anti-CTLA-4 Antibodies is Efficacious in Mouse Model 051015202502505007501000125015001750daysmedian tumor volumemm3

Strong & Diversified Pipeline: Anti-IFN HuMAbs – MedImmune

- Medarex option to co-develop, co-promote and share profits in US for interferon antibodies for lupus (SLE)

- MEDI-545 (anti-IFNα) Phase I initiation – April 2006
  - Dose-escalation in 45 patients with SLE
  - Data expected 1H07

- MEDI-545 new trial initiations in 2007
  - Lupus Phase II trials (IV multi-dose; subcutaneous single and multi-dose)
  - Psoriasis Phase I (IV single-dose)
  - Idiopathic inflammatory myositis Phase II (IV multi-dose)

- MDX-1333 (MEDI-546) – anti-IFNAR1 HuMAb IND filing expected 2007

Source: MedImmune Analyst Day webcast, dated 12/6/06.

MEDAREX

Strong & Diversified Pipeline: Potential IND Filings 2007 MDX-1401 (anti-CD30) enhanced for ADCC IND filed for Phase I in Hodgkin’s disease – January 2007 MDX-1342 (anti-CD19) – Expected 2H07 Targets B-cell cancers (CLL, ALL) and autoimmune diseases MDX-1411 (anti-CD70) – Expected 2H07 Targets renal cell carcinoma and lymphomas PacMAb Antibody Anti-cancer antibody in partnership with PacMab Limited P

Broad Clinical Pipeline – Medarex and Partners

Phase I

MDX-1307
Cancer

MDX-1100
Ulcerative Colitis

MDX-1303 –PharmAthene
Anthrax

NVS Ab #1 – Novartis
Auotimmune Disease

NVS Ab #2 – Novartis
Autoimmune Disease

AMGN Ab #2 – Amgen
Undisclosed

AMGN Ab #3 – Amgen
Undisclosed

FG-3019 – Fibrogen
Idiopathic Pulmonary Fibrosis

HGS-TR2J – Kirin
Cancer

LLY Ab – Eli Lilly
Undisclosed

BMS-66513 – BMS
Cancer

MEDI-545 – MedImmune
Lupus

MDX-1106 – Ono
Cancer

MDX-1401
CD30 Lymphomas

Roche Ab – Genmab
Undisclosed

Undisclosed – Undisclosed
Undisclosed

NI-0401 – NovImmune
Autoimmune Disease

IMCL Ab – ImClone Systems
Cancer

Undisclosed – Undisclosed
Undisclosed

AMGN Ab #4 – Amgen
Undisclosed

AMG 714 – Genmab
Rheumatoid Arthritis

IMC-3G3 – ImClone Systems
Cancer

Phase I/II – Phase II

MDX-010 – MEDX/BMS
Other Cancers

MDX-066/MDX-1388 – MBL
C. Difficile Disease

MDX-060
Hodgkin's Disease, ALCL

MDX-018 – Genmab
Undisclosed

AMGN Ab #1 – Amgen
Undisclosed

CNTO 95 – Centocor
Cancer

Phase III

MDX-010 – MEDX/BMS
Melanoma

CNTO 148 – Centocor
Inflammation

CNTO 1275 – Centocor
Inflammation

HuMax-CD20 – Genmab
Lymphoma

HuMax-EGFR – Genmab
Head and Neck Cancer

HuMax-CD4 – Genmab
Lymphoma

CP 675,206 – Pfizer
Cancer

IND Prep

MDX-1333 – MedImmune
Lupus

αB7H4
Cancer

MDX-1411 (αCD70)
Cancer

αPtk7
Cancer

MDX-1342 (αCD19)
Cancer

PacMab Ab
Cancer

αSDF-1– Ono
Multiple indications

UPT Toxin Programs

Proprietary products (dark blue) / Technology Licensing Products or Equity Interest (light blue) / Products with Potential for Double-Digit Royalties (yellow)

MEDAREX

Resources ~$340 million in cash, cash equivalents and marketable securities as of 12/31/06 ~$445 million in equity interests* 2006 operating cash burn consistent with previous guidance ~490 employees as of 12/31/06 Projected 2007 operating cash burn ~$13 million/month * As of 1/8/07.

Near-Term and Future Value Catalysts Ipilimumab BLA filing expected – 2007 Additional potential BLA filings and/or Phase III data expected* Centocor Golimumab (CNTO-148) Centocor CNTO-1275 Pfizer Ticilimumab (CP-675-206) Genmab Zanolimumab (HuMax-CD4) Genmab Ofatumumab (HuMax-CD20) Ipilimumab program expansion Phase III initiation in melanoma adjuvant Phase III initiation in prostate Phase II initiation in lung * Expectations from company materials (webcasts, press releases, etc.).

Near-Term and Future Value Catalysts Other clinical data and milestones MDX-066/MDX-1388 (anti-C. difficile) Phase II completion – YE07 MDX-060 (anti-CD30) + chemotherapy Phase II data – 2H07/1H08 MDX-1100 (anti-IP-10) Phase II initiation in inflammation – 2H07 MDX-1106 Phase II initiation in cancer– 2H07 = 3 IND filings (proprietary and partners) Corporate partnerships

707 State Road • Princeton, NJ 08540 T: +1-609-430-2880 F: +1-609-430-2850 www.medarex.com